Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CorMedix Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew David, Interim Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2021	By:	/s/ Matthew David
	Name:	Matthew David
	Title:	Interim Chief Executive Officer and Chief Financial Officer (Principal Executive Officer)

Date: November 9, 2021	By:	/s/ Matthew David
	Name:	Matthew David
	Title:	Interim Chief Executive Officer and Chief Financial Officer (Principal Financial Officer)